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                                                                    EXHIBIT 23.1





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Equifax Inc. of our report dated February 17, 1995 included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994.




                                                 /s/ Arthur Andersen LLP


Atlanta, Georgia
April 11, 1995